29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 Corporate Presentation October 2014 Exhibit 99.2

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 2 This presentation contains and our discussions during this conference may include forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statements relate to the Company’s product candidates, clinical and regula tory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statemen ts discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. Among other things, the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Com pan y’s results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing pro cesses for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whe the r caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adver sel y affect the Company’s financial position and prospects. Prior clinical trial program designs and results are not necessarily pre dictive of future clinical trial designs or results. If the Company’s product candidates do not meet safety or efficacy endpoints in cl inical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not b e able to enter into any strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of cli nical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaborat ion opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to sig nif icantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Company is at an ea rly stage of development and may not ever have any products that generate significant revenue. The forward - looking statements contained in this presentation are further qualified by the detailed discussion of risks and uncertainties set forth in the d ocu ments filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations. Forward Looking Statements

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 3 Lipocine Investment Highlights ; Focused on developing innovative orally - available treatment alternatives in the areas of men’s and women’s health ; Technology platform capable of “multiple hits” ; Lead asset currently in Phase 3 that addresses an unmet need in large low T market • Positive top - line efficacy results in Phase 3 clinical study • Safety portion of Phase 3 clinical study is on - going ; Pipeline with 505(b)(2) strategy ; Several near term value drivers with pipeline products ; Diverse patent portfolio • U.S.: Seven issued and 14 pending applications • Foreign: 31 total issued and pending

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 4 LPCN 1021 - Oral Testosterone Replacement Therapy (TRT) Product Pipeline Men’s Health LPCN 1111 - Next Generation Oral TRT Women’s Health LPCN 1107 - Prevention of Preterm Birth Research/Preclinical Phase 1 Phase 2 Phase 3

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 5 Lip’ral Enables Optimal Dispersion in the Gastrointestinal Tract Lumen Aqueous Barrier Layer Membrane Systemic Circulation Improved absorption Effective transfer across aqueous barrier layer Optimal dispersed phase in GI tract Insoluble drug lipidic composition 5

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 6 Testosterone Deficiency is Prevalent in U.S. 1 (1) Rev. Urol Vol 5. Suppl 1 2003 S3 - S10 - Figure 2 (2) Archive of Internal Medicine 2008 • Men in their 50s 1 in 10 • Men in their 60s 1 in 5 • Men in their 70s 1 in 4 Only 12% of Men with Low T Receive TRT 2

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 7 Symptoms of Testosterone Deficiency

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 8 ; >$2.3B market in 2013 1 ; Increased low testosterone (T) awareness driven by Abbott and Lilly promotion ; Topicals dominate the market (~89%), market leader Androgel ® ; Historically market has expanded significantly with new product introduction ; Existing testosterone treatments are inadequate ; Current TRT “class label” under review by FDA in light of recent Advisory Committee meeting held on September 17, 2014 Testosterone Replacement Therapy Market (1) IMS data

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 9 Lipocine’s LPCN 1021 Addresses Unmet Need 9 Topical LPCN 1021 ▪ Inadvertent transference • Especially to children and partners • Black box warning on all gels x No transference issue or potential black box warning ▪ Causes skin irritation x No skin irritation ▪ Poor compliance (86% discontinue at 12 months ) 1 x Improved compliance potential ▪ Inconvenient handling and time consuming x Convenient & not time consuming ▪ Messy application – runs off from site of a pplication x Oral ▪ Distinctive scent – not discrete x Discrete (1) Journal of Sexual Medicine in 2013

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 10 ; Survey of 28 leading endocrinologists and urologists about oral testosterone compliance 1 • In your opinion, will oral testosterone improve patient compliance compared to existing options? ; Oral T is expected to increase per patient revenue through better retention rates Oral Expected to Improve Compliance and Patient Retention 94% 0% 6% Yes No Not Sure (1) Lipocine Survey 2014

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 11 ; Testosterone Undecanoate (TU, a prodrug of testosterone) oral composition • TU is same active as in approved products with long term established use in US and Ex - US markets ; Primarily directed at lymphatic delivery ; Enhanced profile over other forms of testosterone • Topical products are associated with inadvertent testosterone transfer problem • Methyl testosterone is known to have liver safety issues • Native testosterone has short half life ; Maintains effective testosterone blood levels when dosed BID ; Protected by orange book listable domestic and foreign IP portfolio ; Target label — consistent with TRT class label for other approved products LPCN 1021: Overview

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 12 Current Regulatory Paradigm 1 ; Meet primary end points • Responder analysis relating to average serum concentration 0 to 24 hours ( C avg ) and lower bound Confidence Interval (CI) ; Acceptable safety profile • Responder analysis relating to peak testosterone levels that is consistent with approved products • Long term safety data (at least 100 subjects, 1 year) 2 LPCN 1021 Target Success Criteria : (1) September 18, 2014 Joint Meeting of the Bone, Reproductive and Urologic Drugs Advisory Committee and the Drug Safety and Risk Management Advisory Committee Meeting, (2) ICH E1 guidance document “ The extent of population exposure to assess clinical safety for drugs intended for long - term treatment of non - life - threatening conditions”

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 13 ; Open label, randomized, active - controlled study of LPCN 1021 in men with low testosterone SOAR Trial - Phase 3 Study Design Screening N = 315 0 Week 4 Week 8 Randomization LPCN 1021 225mg, TU, BID w/ meal (n = 210) Active Control (n = 105) PK /dose titration PK /dose titration PK/Efficacy assessment Safety assessment Week 13 Week 52 Safety Extension (up to Week 52)

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 14 ; Primary Analysis Set • Efficacy Population (N=152): Subjects randomized into the study with at least one PK profile and no significant protocol deviations x Imputed missing data by Last Observation Carried Forward (LOCF) ; Additional Analysis Set • Safety Set (N=210): Subjects randomized into the study and took at least one dose of the drug x Imputed missing data by Last Observation Carried Forward (LOCF) x If no PK data available, treated as treatment failure for primary endpoint analysis SOAR Trial - Dataset Definition

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 15 SOAR Trial - Primary Endpoint: Responder Analysis and C avg Measure Efficacy Population Safety Set Number of subjects 152 210 % subjects with C avg w ithin normal range 88.2% 80.0% 95 % CI lower bound 81.9% 73.8% Parameter Mean (%CV) C avg ( ng / dL ) 447 (37%) ; Primary endpoint target ≥ 75% subjects should achieve C avg within normal range (300 ng/dL to 1140 ng/dL) and lower bound of 95% CI ≥ 65% x LPCN 1021 met both the primary endpoint targets in both population sets x Less than 12% of the subjects’ C avg were outside the normal range

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 16 Dose (mg TU, BID) % of subjects 150 36% 225* 51% 300 13% SOAR Trial - Final Dose Distribution of Subjects Dataset: Efficacy population, N=152 *starting dose x Majority of subjects with final dose of 225 mg BID

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 17 SOAR Trial - Titration Outcome Dataset: Efficacy population, N=152 Parameter % of subjects % subjects requiring no more than one dose change (either after week 3 or week 7) 85% % subjects requiring two dose changes (both after week 3 and 7) 15% x Vast majority of subjects reached final dose with no more than one titration

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 18 SOAR Trial - Secondary Endpoints Measure FDA Threshold Efficacy Population Number of subjects 152 C max < 1500 ng/ dL ≥ 85% 82.9% 1800 ≤ C max ≤ 2500 ng/ dL ≤ 5% 4.6% C max > 2500 ng/ dL None 2.0% ; Proportion of subjects achieving maximum serum total T concentrations (C max ) in predefined C max range

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 19 ; Excessive T repletion outliers were observed in three subjects ; These observed excessive T repletion outliers were transient, sporadic, isolated, and not clinically meaningful • Lack of dose or dosing time dependency • None of these subjects reported any adverse events SOAR Trial - LPCN 1021 Excessive T Repletion Outliers ( C max >2500 ng / dL ) Characteristics Dataset: Efficacy population , N=152

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 20 ; Safety study is on - going ; 3% of the subjects reported a serious adverse event • There were no drug related Serious AEs ; 46% of the subjects experienced at least one adverse event • Approximately one third of these events were drug related • All these adverse events were either mild or moderate (none were severe) ; Hematocrit and PSA increases were noted and consistent with other TRT products • 1 subject discontinued due to increase in PSA • 1 subject discontinued due to increase in hematocrit SOAR Trial - Adverse Events (AE) Summary in LPCN 1021 Arm

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 21 ; Met primary efficacy endpoint by successfully restoring testosterone levels to the normal range in 88% of the subjects • Primary endpoint robust to sensitivity analysis ; 85% of the subjects reached final dose with no more than one dose titration ; Majority of subjects ended on 225 mg BID dose (starting dose) ; Proportion of subjects with maximum serum concentrations generally consistent with approved TRT products ; LPCN 1021 treatment was well tolerated with no drug related serious adverse events SOAR Trial - Top Line Results Summary

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 22 LPCN 1021 Status Top - line Phase 3 efficacy results File NDA Complete Phase 3 with safety data 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 23 Competitive Environment for Oral Testosterone Rextoro™: Clarus Therapeutics Current Status • Advisory Committee voted 18 - 3 that the overall benefit/risk profile of Rextoro® did not support approval • PDUFA date November 3, 2014 LPCN 1021 Advantages • Unequivocally efficacious (Restored 88% of the subjects to the normal range) • Patient and payer friendly: ‒ The majority of subjects end up on the target starting dose ‒ 85% of the subjects require no more than one titration visit • Consistent inter - day/intra - day performance Androxal®: Repros Therapeutics • Not classified as TRT, regulatory paradigm unknown and chronic use not established Current Status • Data reported from two Phase 3 studies; T normalization sub par (~ 60%) in both studies • Failure rate ~ 40 % of subjects • Target - younger (< 60 yrs) obese men (> 30 BMI) • Projected NDA filing 4Q 2014 LPCN 1021 Advantages • For both primary and secondary hypogonadism • Broader age and BMI inclusion • Targeted for established TRT market • Extensive human exposure data available with TU

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 24 ; Novel prodrug of testosterone for oral delivery through proprietary Lip’ral technology ; Designed to provide balance between adequate bioavailability and sustained daily testosterone levels • Once - daily dosing ; Status • Phase 2a study in hypogonadal men – complete with positive top line results • Phase 2b study in hypogonadal men – Expected to initiate 1Q 2015 LPCN 1111: Next Generation Oral Testosterone

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 25 ; Five arm, sequential ascending dose study (N=12) • 3 single dose QD arms, (330mg, 550mg and 770mg TT) • 2 multiple dose QD arms for 28 days (550mg and 770mg TT) ; Successful outcomes • Demonstrated that once daily dosing is feasible • Good dose response • Steady state achieved by day 14 • No subject exceeded C max of 1500 ng / dL on multi - dose exposure • Consistent inter - day performance • LPCN 1111 was well tolerated – No serious adverse events – Adverse events were mild to moderate LPCN 1111: Phase 2a Study in Hypogonadal Men Design and Results

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 26 LPCN 1111 Phase 2a Study - Responder Analysis At Day 28 Measure 550mg QD 770mg QD Typical FDA targets for approval of TRT % subjects with C avg w ithin normal range 67% 88% ≥ 75% % of subjects with C max ≤ 1500ng/ dL 100% 100% ≥ 85% % of subjects with C max between 1800ng/ dL and 2500mg/dl 0% 0% ≤ 5% % of subjects with C max >2500ng/ dL 0% 0% 0% x Once daily dosing feasibility established

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 27 ; Preterm birth (PTB) is defined as delivery less than 37 weeks of gestation ; 11.7% of all US pregnancies 1 result in PTB • Annually 180,000 2 pregnancies with prior history of PTB ; ≥ $26 billion economic impact 3 ; PTB remains the leading cause of perinatal mortality and morbidity, accounting for as many as 75% of perinatal deaths 4 ; Average first year medical costs are ~10x more for pre term infants than for full term infants 5 ; $1 billion market opportunity 5 Preterm Birth Represents a Significant Unmet Medical Need (1) CDC (2010); (2) Imperial capital estimate based on CDC data @ 100% market penetratio ; (3)Institute of Medicine of the National Academies. July 2006; (4) The Journal of Maternal - Fetal and Neonatal Medicine, December 2006; 19(12): 773 – 782; (5) AMAG Pharmaceuticals presentation 09/29/2014

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 28 Confidential ; Preterm birth (PTB) is defined as delivery less than 37 weeks of gestation ; PTB occurs in 9.6% of all births (12.9 million) world wide* ; PTB occurs in 11.7%† (~460 thousand annually) of all (6 million) US pregnancies ; PTB related time and costs in intensive care is a major issue Pre - Term Births Have a $26 Billion Impact on The US Health System * World Health Organization, Volume 88, Number 1, January 2011, 1 - 80 † CDC (2010) Behrman RE et al. in: Behrman RE, Butler AS, eds. Preterm Birth: Causes, Consequences, and Prevention. Washington, DC: The National Academies Press; 2006:329 - 354. Children's Early Intervention Services, $0.60 Billion Maternal Delivery Costs, $1.90 Billion Lost Household and Market Productivity, $5.70 Billion Special Education Services, $1.10 Billion Medical Care Costs, $16.90 Billion ~ $51,600 Per Preterm Infant

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 29 ; Potential to be the first oral for standard - of care therapy • API is an approved injectable drug for recurrent preterm birth • Elimination of injection site reaction and pain at the site of injection • Elimination of regular doctor office visits or visits from the nurse (total of 18 - 22 injections) • May be eligible for orphan drug designation ; Status • Phase 1b POC pharmacokinetic study in pregnant women – Dosing initiated: September 8, 2014 – Top line data expected 1Q 2015 LPCN 1107 : Oral Hydroxyprogesterone Caproate for P reterm B irth

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 30 ; Randomized cross - over design(N=10) • Single dose, 400 mg LPCN 1107 • Two doses, 400 mg LPCN 1107 administered 12 hours apart • Single dose of 250 mg IM HPC ; Successful outcomes • Significant absorption with good dose response upon oral dosing of LPCN 1107 • LPCN 1107 oral steady state 400mg BID exposure is about 55% of weekly 250mg IM product – Higher oral dose likely to match IM exposure • LPCN 1107 was well tolerated ; Abstract accepted for presentation at Society of Maternal Fetal Medicine meeting in February 2015 LPCN 1107: Phase I Study in Healthy Non - Pregnant Females Design and Results

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 31 Lipocine is a Compelling Value Proposition Stock Exchange NASDAQ Capital Markets Ticker Symbol LPCN Last Reported Stock Price (10/1/14) $5.51/share Market Capitalization (10/1/14) $70.5million Fully Diluted Shares Outstanding (10/1/14) 14,384,945 Warrants Outstanding 0.14% Cash Balance (6/30/14) $34.2 million Debt None

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 32 Lipocine Investment Highlights ; Focused on developing innovative orally - available treatment alternatives in the areas of men’s and women’s health ; Technology platform capable of “multiple hits” ; Lead asset currently in Phase 3 that addresses an unmet need in large low T market • Positive top - line efficacy results in Phase 3 clinical study • Safety portion of Phase 3 clinical study is on - going ; Pipeline with 505(b)(2) strategy ; Several near term value drivers with pipeline products ; Diverse patent portfolio • U.S.: Seven issued and 14 pending applications • Foreign: 31 total issued and pending